UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2005

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633
(Address of principal executive offices)	(Zip Code)

847.948.2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This Form 8-K/A amends the Form 8-K dated March 23, 2005 filed by Baxter International Inc. (the “Company”), which announced the elections effective March 21, 2005 and March 30, 2005, respectively, of Blake E. Devitt and Peter S. Hellman to the Board of Directors of the Company. At that time, it had not been determined on which committees of the Board Messrs. Devitt and Hellman would serve.

On July 26, 2005, the Board of Directors of the Company appointed Mr. Devitt to the Corporate Governance and Audit Committees and Mr. Hellman to the Finance and Audit Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Susan R. Lichtenstein
Susan R. Lichtenstein
Corporate Vice President, General Counsel and Corporate Secretary

Date: July 27, 2005